Exhibit 32.2

                                  CERTIFICATION

I, Paritosh K. Choksi, Executive Vice President of ATEL Financial Services, LLC, general partner of ATEL Cash Distribution Fund IV, L.P. (the "Partnership"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Quarterly Report on Form 10-QSB of the Partnership for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:        August 12, 2004



/s/ Paritosh K. Choksi
-------------------------
Paritosh K. Choksi
Executive Vice President of General
Partner, Principal Financial Officer of Registrant


A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.